Exhibit 99.2

Omega Protein Completes Previously Announced Strategic Review; Announces Authorization of $40 Million Share Repurchase Program

Strategic Review Determines Current Strategy to be Best Path to Maximizing Stockholder Value

HOUSTON, May 4, 2016 /PRNewswire/ -- Omega Protein Corporation (NYSE: OME), a nutritional product company and a leading integrated provider of specialty oils and specialty protein products, announced that the Company’s Board of Directors has completed the strategic review announced in September 2015. This review was comprehensive in its evaluation of potential alternatives, including a possible share repurchase program, sale, merger, spin-off or other separation of a selected business or other form of business combination or strategic transaction.

After careful consideration, the Board of Directors, in consultation with the Company’s financial advisor, J.P. Morgan Securities, LLC, has determined that the continued execution of the Company’s strategy to leverage its core nutritional capabilities to supply customers in the feed, food and supplement sectors while focusing on growth and efficiency initiatives represents the best path forward to maximize value for stockholders. In line with this strategy, the Company continues to move forward with its previously announced investment of $18 million in high-return capital projects in the Animal Nutrition business and continues to refocus its human fish oil business by exiting concentrated oils manufacturing. In addition, the Board has authorized a share repurchase program that allows for continued investment in growth and maintains the Company’s strong balance sheet.

“After a comprehensive review, we are very confident in our existing strategic plan and the progress that we have made in building a stronger and more balanced company,” said Gary Goodwin, Chairman of the Board. “We look forward to continuing to focus on executing our strategic plan to leverage our core nutritional platform and expand into new customer segments that supply nutritional products to feed, food and dietary supplement manufacturers and retailers. We believe that by capitalizing on favorable macroeconomic trends, we will drive long-term growth and strengthen our product portfolio to deliver enhanced value to our stockholders. In line with our strategic plan, we are also investing in efforts to enhance both growth and profitability.”

“Although the Company received indications of interest from several potential financial buyers as part of the strategic review process, the Board determined that none of the proposals provided adequate value or would be in the best interests of the Company and all of its stockholders.” Goodwin continued: “For the last eight months, the Board has diligently and thoughtfully evaluated Omega Protein’s long-term business plan against a broad range of alternatives. We are confident that this thorough process evaluated all available material opportunities for value creation. Even though the formal strategic review process has ended, we will continue to pursue all alternatives that we believe will enhance stockholder value.”

Bret Scholtes, President and Chief Executive Officer, commented, “Our decision to institute an opportunistic share repurchase program reflects the Company’s belief that our shares represent an attractive investment opportunity, particularly given the strong free cash flow we expect to generate over the coming years. Our goal is to implement the repurchase program while continuing our capital allocation strategy of reinvesting in the Company for future growth and maintaining a strong balance sheet.”

Under the share repurchase program, the Company intends to repurchase up to $40 million of its outstanding common stock over the next 36 months. The Company has approximately 22.3 million shares of common stock outstanding as of March 31, 2016.

The purchases are expected to be funded by the Company’s operating cash flows and revolving credit facility. The timing of the purchases and the number of shares repurchased will depend upon market and business conditions, stock price, applicable legal requirements and other factors. Purchases may be effected through one or more open market transactions, privately negotiated transactions, transactions structured through investment banking institutions, or a combination of the foregoing. The Company is not obligated under the program to acquire any particular number of shares and can suspend or terminate the program at any time.

About Omega Protein Corporation

Omega Protein Corporation (NYSE: OME) is a century old nutritional product company that develops, produces and delivers healthy products throughout the world to improve the nutritional integrity of foods, dietary supplements and animal feeds. Omega Protein’s mission is to help people lead healthier lives with better nutrition through sustainably sourced ingredients such as highly-refined specialty oils and essential fatty acids, specialty protein products and nutraceuticals.

The Company operates eight manufacturing facilities located in the United States, Canada and Europe. The Company also operates more than 30 vessels to harvest menhaden, a fish abundantly found in the Atlantic Ocean and Gulf of Mexico.

Additional Information and Where to Find It

Omega Protein Corporation, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Stockholders. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Company stockholders. COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Information regarding the ownership of the Company’s directors and executive officers in Company stock, restricted stock and options is included in SEC filings on Forms 3, 4 and 5, which can be found through the Company’s website (www.omegaprotein.com) in the section “Investors” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s SEC filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement and other materials to be filed with the SEC in connection with the Company’s 2016 Annual Meeting of Stockholders. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website, by writing to Omega Protein Corporation, to the attention of the Corporate Secretary, 2105 City West Boulevard, Suite 500, Houston, Texas 77042, or by calling the Company’s proxy solicitor, D.F. King & Co., Inc., toll-free at (866) 521-4192.

Forward Looking Statements

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS: The statements contained in this press release that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements may be based on projections, predictions and estimates. Some statements in this press release use words like “may,” “may not,” “believes,” “do not believe,” “expects,” “do not expect,” “anticipates,” “do not anticipate,” “see,” “do not see,” “confident,” “goal,” “plans,” “possible” or other similar expressions to identify forward-looking statements that represent our current judgment about possible future events. The forward-looking statements in this press release include the statements concerning confidence in the Company’s strategic plan and the expected results of that plan, expansion of the Company’s nutritional proteins and oils platform, expectations regarding growth, efficiency, profitability, enhanced shareholder value and the stock repurchase program. The forward-looking statements in this press release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In making these statements, we rely on assumptions and analyses based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors, both positive and negative. Important factors that could cause actual results to be materially different from those forward-looking statements include, among others: (1) the Company’s ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, natural and other disasters and disease; (2) the impact of laws and regulations that may be enacted that may restrict the Company’s operations or the sale of the Company’s products or increase the cost of compliance; (3) the impact of worldwide supply and demand relationships on prices for the Company’s products; (4) the Company’s expectations regarding demand and pricing for its products proving to be incorrect, and the effect of forward sales of products on the Company’s financial results; (5) fluctuations in the Company’s quarterly operating results due to the seasonality of the Company’s business, estimates of standard cost for inventory and subsequent adjustments to such costs, and the Company’s deferral of inventory sales based on worldwide prices for competing products; (6) the Company’s ability to realize the anticipated benefits from its acquisitions in the human nutrition business, and specifically, to integrate successfully its acquisitions in the human nutrition segment; (7) the Company’s expectations regarding its human nutrition division, its future prospects and the dietary supplement market or the human health and wellness segment generally, proving to be incorrect; (8) increase in the price and shortage of key raw materials that could adversely affect the human nutrition division; (9) the cost of compliance or potential restrictions on sales caused by laws and regulations regarding fish meal or oil importation into foreign jurisdictions; (10) business disruptions, costs and future events related to any proxy contests initiated by any activist stockholders; (11) the impact of the Company’s decision to exit the concentrated oils manufacturing business and dispose of its oil concentration facility on the Company’s business, financial conditions and results of operations, including the amount of losses that may be incurred in connection herewith, (12) the impact of the announcement of the Company’s completion of its review of strategic alternatives on the Company’s business, its financial and operating results, and its employees, suppliers and customers, (13) the Company’s ability to purchase shares under its share repurchase program due to changes in stock price or other conditions, and (14) the anticipated return of capital on the Company’s announced animal nutrition projects. Other factors are described in further detail in the Company’s filings with the Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K. Except as required by applicable law, the Company expressly disclaims any obligation to revise or update any forward-looking information whether as a result of new information, future events or otherwise.